QUARTERLY SUPPLEMENTAL INFORMATION SECOND QUARTER 2025 Exhibit 99.2

TABLE OF CONTENTS June 30, 2025 Page PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 17 FINANCIAL DATA QUARTERLY LEASING SUMMARY 18 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 19 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 20 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT MORTGAGES AND NOTES PAYABLE 28 DEBT MATURITY SCHEDULE 29 CAPITAL DEPLOYMENT DEBT COVENANTS 30 QUARTERLY DISPOSITIONS 11 DEVELOPMENT SUMMARY 12 COMPONENTS OF NET ASSET VALUE 31 CAPITAL EXPENDITURES AND LEASING COSTS 14 OTHER FINANCIAL DATA 32 PORTFOLIO DATA NON-GAAP MEASURES DEFINITIONS 33 SAME-STORE DATA 15 PORTFOLIO INFORMATION 16 INVESTOR INFORMATION 37 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2025, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates, (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, (16) international trade disputes or the imposition of significant tariffs or other trade restrictions by the U.S. on imported goods that adversely impact trading volumes and (17) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

3Table of Contents SUMMARY / HIGHLIGHTS LXP Industrial Trust is a REIT focused on Class A, warehouse and distribution real estate investments in 12 target markets in the Sunbelt and lower Midwest. Footnote (1) Includes consolidated and non-consolidated developable land. Quarterly Highlights Portfolio Statistics - Net Income - $0.09 per diluted common share # of Properties: 116 - Adjusted Company FFO - $0.16 per diluted common share # of States: 16 - Same-Store NOI increased 4.7% compared to the same period in 2024 Square Footage: 56.4 million - Leased 1.1 million square foot development project with an initial Cash Base Rent of $5.50 per square foot % Square Feet Class A: 92.0% ‘- Extended 1.3 million square feet of leases year-to-date, increasing Base and Cash Base Rents by 41.5% and 46.2%, respectively, including 120,000 square feet of leases in the quarter increasing Base and Cash Base Rents by 18.2% and 18.1%, respectively Stabilized Portfolio % Leased: 94.1% # of Leases: 128 - Commenced redevelopment of a 350,000 square foot warehouse facility Weighted-Average Lease Term: 5.1 years - Repurchased $28.1 million of the Company's Trust Preferred Securities at a 5.0% discount to par value Weighted-Average Age: 9.3 years - Disposed of one warehouse facility for $39.6 million Developable Land:(1) 514 acres

4Table of Contents CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) June 30, 2025 December 31, 2024 Assets: Real estate, at cost $ 4,126,352 $ 4,176,294 Real estate - intangible assets 313,296 318,444 Land held for development 82,945 82,827 Investments in real estate under construction 33,735 5,947 Real estate, gross 4,556,328 4,583,512 Less: accumulated depreciation and amortization (1,111,597) (1,047,166) Real estate, net 3,444,731 3,536,346 Right-of-use assets, net 14,250 16,484 Cash and cash equivalents 70,976 101,836 Restricted cash 247 237 Investments in non-consolidated entities 38,416 40,018 Deferred expenses, net 38,227 39,820 Rent receivable - current 3,149 2,052 Rent receivable - deferred 85,301 85,757 Other assets 21,833 20,762 Total assets $ 3,717,130 $ 3,843,312 Liabilities and Equity: Liabilities: Mortgages and notes payable, net $ 52,260 $ 54,930 Term loan payable, net 248,615 297,814 Senior notes payable, net 1,090,411 1,089,373 Trust preferred securities, net 100,074 127,893 Dividends payable 41,544 41,164 Operating lease liabilities 14,730 17,114 Accounts payable and other liabilities 53,681 57,055 Accrued interest payable 10,337 10,517 Deferred revenue - including below-market leases, net 4,873 6,751 Prepaid rent 14,431 19,918 Total liabilities 1,630,956 1,722,529 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding 94,016 94,016 Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 295,756,383 and 294,499,790 shares issued and outstanding in 2025 and 2024, respectively 30 29 Additional paid-in-capital 3,320,069 3,315,104 Accumulated distributions in excess of net income (1,351,361) (1,316,993) Accumulated other comprehensive income 1,601 6,136 Total shareholders' equity 2,064,355 2,098,292 Noncontrolling interests 21,819 22,491 Total equity 2,086,174 2,120,783 Total liabilities and equity $ 3,717,130 $ 3,843,312

5Table of Contents CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) Three months ended June 30, Six months ended June 30, 2025 2024 2025 2024 Gross revenues: Rental revenue $ 86,744 $ 84,768 $ 174,637 $ 169,975 Other revenue 975 1,018 1,945 2,062 Total gross revenues 87,719 85,786 176,582 172,037 Expense applicable to revenues: Depreciation and amortization (49,362) (48,347) (99,874) (95,856) Property operating (15,875) (15,482) (33,004) (30,670) General and administrative (9,630) (9,248) (20,020) (18,741) Non-operating income 744 2,734 1,264 6,503 Interest and amortization expense (16,467) (17,603) (32,747) (34,587) Gain on debt satisfaction, net 1,143 — 793 — Transaction costs (38) (498) (38) (498) Change in allowance for credit loss — (14) — (9) Gain on sale or disposal of, and recovery on, real estate, net 31,320 8,352 55,955 8,352 Gain on change in control of a subsidiary — 209 — 209 Income before provision for income taxes and equity in losses of non-consolidated entities 29,554 5,889 48,911 6,740 Provision for income taxes (199) (83) (414) (208) Equity in losses of non-consolidated entities (958) (1,005) (1,938) (2,286) Net income 28,397 4,801 46,559 4,246 Net loss attributable to noncontrolling interests 735 625 1,551 911 Net income attributable to LXP Industrial Trust shareholders 29,132 5,426 48,110 5,157 Dividends attributable to preferred shares - Series C (1,573) (1,573) (3,145) (3,145) Allocation to participating securities (109) (78) (236) (168) Net income attributable to common shareholders $ 27,450 $ 3,775 $ 44,729 $ 1,844 Net income attributable to common shareholders - per common share basic $ 0.09 $ 0.01 $ 0.15 $ 0.01 Weighted-average common shares outstanding - basic 291,872,243 291,403,985 291,789,613 291,346,184 Net income attributable to common shareholders - per common share diluted $ 0.09 $ 0.01 $ 0.15 $ 0.01 Weighted-average common shares outstanding - diluted 292,208,168 291,615,350 292,253,680 291,451,866

6Table of Contents NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) Three months ended June 30, Six months ended June 30, 2025 2024 2025 2024 FUNDS FROM OPERATIONS: Basic and Diluted: Net income attributable to common shareholders $ 27,450 $ 3,775 $ 44,729 $ 1,844 Adjustments: Depreciation and amortization related to real estate 47,725 46,937 96,547 93,145 Amortization of leasing commissions 1,637 1,410 3,327 2,711 Joint venture and noncontrolling interest adjustment 1,206 1,540 2,412 3,103 Gain on sale of or disposal of, and recovery on, real estate, net (31,320) (8,635) (55,955) (8,635) Gain on change in control of a subsidiary — (209) — (209) FFO available to common shareholders - basic 46,698 44,818 91,060 91,959 Preferred dividends 1,573 1,573 3,145 3,145 Amount allocated to participating securities 109 78 236 168 FFO available to all equityholders - diluted 48,380 46,469 94,441 95,272 Allowance for credit losses — 14 — 9 Transaction costs, including our share of non-consolidated entities (1) 38 518 38 518 (Gain) loss on debt satisfaction, net, including our share of non-consolidated entities (1,143) 3 (793) 3 Noncontrolling interest adjustments — (100) — (100) Adjusted Company FFO available to all equityholders - diluted $ 47,275 $ 46,904 $ 93,686 $ 95,702 Per Common Share Amounts: Basic: FFO $ 0.16 $ 0.15 $ 0.31 $ 0.32 Diluted: FFO $ 0.16 $ 0.16 $ 0.32 $ 0.32 Adjusted Company FFO $ 0.16 $ 0.16 $ 0.32 $ 0.32 Weighted-Average Common Shares: Basic: Weighted-average common shares outstanding - basic EPS 291,872,243 291,403,985 291,789,613 291,346,184 Diluted: Weighted-average common shares outstanding - diluted EPS 292,208,168 291,615,350 292,253,680 291,451,866 Preferred shares - Series C 4,710,570 4,710,570 4,710,570 4,710,570 Weighted-average common shares outstanding - diluted FFO 296,918,738 296,325,920 296,964,250 296,162,436 (1) Transaction costs, including costs associated with terminated investments, such as non-refundable deposits and legal costs.

7Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) Three months ended June 30, Six months ended June 30, 2025 2024 2025 2024 Adjusted Company FFO available to all equityholders - diluted $ 47,275 $ 46,904 $ 93,686 $ 95,702 FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (2,068) (1,674) (3,027) (4,376) Lease incentives 453 330 899 468 Amortization of above/below market leases (756) (457) (1,871) (906) Lease termination payments, net (123) — 1,477 — Sales-type lease non-cash income — (610) — (1,202) Non-cash interest 1,064 1,145 2,143 2,307 Non-cash charges, net 2,960 2,399 6,086 4,850 Capitalized interest and internal costs (292) (1,005) (511) (3,061) Second-Generation tenant improvements (5,597) (6) (6,049) (459) Second-Generation lease costs (620) (8,160) (2,356) (9,254) Joint venture and noncontrolling interests adjustment 13 (148) (44) (113) Company Funds Available for Distribution $ 42,309 $ 38,718 $ 90,433 $ 83,956

8Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): Three months ended June 30, Six months ended June 30, 2025 2024 2025 2024 Net income $ 28,397 $ 4,801 $ 46,559 $ 4,246 Interest and amortization expense 16,467 17,603 32,747 34,587 Provision for income taxes 199 83 414 208 Depreciation and amortization 49,362 48,347 99,874 95,856 General and administrative 9,630 9,248 20,020 18,741 Transaction costs 38 498 38 498 Non-operating/fee income (1,719) (3,752) (3,209) (8,565) Gain on sale or disposal of, and recovery on, real estate, net (31,320) (8,352) (55,955) (8,352) Gain on change in control of a subsidiary — (209) — (209) Gain on debt satisfaction, net (1,143) — (793) — Equity in losses of non-consolidated entities 958 1,005 1,938 2,286 Lease termination income, net (123) — (123) — Straight-line adjustments (2,068) (1,674) (3,027) (4,376) Lease incentives 453 330 899 468 Amortization of above/below market leases (756) (457) (1,871) (906) Sales-type lease adjustments — (596) — (1,193) NOI 68,375 66,875 137,511 133,289 Less NOI: Acquisitions, expansions, developments, redevelopments and dispositions (4,896) (6,270) (10,875) (12,702) Same-Store NOI $ 63,479 $ 60,605 $ 126,636 $ 120,587

9Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjusted EBITDA: 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Trailing 12 Months Net income attributable to LXP Industrial Trust shareholders $ 29,132 $ 18,978 $ 33,031 $ 6,346 $ 87,487 Interest and amortization expense 16,467 16,280 15,853 16,037 64,637 Provision (benefit) for income taxes 199 215 (356) 21 79 Depreciation and amortization 49,362 50,512 48,620 48,387 196,881 Straight-line adjustments (2,068) (959) (1,240) (1,656) (5,923) Sales-type lease non-cash income — — (475) (626) (1,101) Lease incentives 453 446 432 430 1,761 Lease termination income, net (123) — — — (123) Amortization of above/below market leases (756) (1,115) (1,054) (694) (3,619) Gain on sale of or disposal of, and recovery on, real estate, net (31,320) (24,635) (20,446) (11,050) (87,451) Sales-type lease income attributable to the excercise of a purchase option — — (14,991) — (14,991) Transaction costs 38 — — — 38 (Gain) loss on debt satisfaction (1,143) 350 — — (793) Non-recurring costs — — 250 1,538 1,788 Sales-type lease adjustments — — (112) 42 (70) Non-cash charges, net 2,960 3,126 2,794 2,599 11,479 Pro rata share adjustments: Non-consolidated entities adjustment 3,051 3,028 2,034 3,530 11,643 Noncontrolling interests adjustment (509) (443) 214 (398) (1,136) Adjusted EBITDA $ 65,743 $ 65,783 $ 64,554 $ 64,506 $ 260,586

10Table of Contents SELECT CREDIT METRICS SUMMARY 12/31/2022 12/31/2023 12/31/2024 6/30/2025 Adjusted Company FFO Payout Ratio 72.4% 72.1% 82.0% 84.4 % Unencumbered Assets $4.5 billion $4.5 billion $4.5 billion $4.4 billion Unencumbered NOI 93.4% 96.3% 96.3% 96.5 % Debt / Gross Assets 30.1% 34.7% 32.0% 30.8% (Debt + Preferred) / Gross Assets 32.1% 36.6% 34.0% 32.8 % Secured Debt / Gross Assets 1.5% 1.2% 1.1% 1.1 % Unsecured Debt / Unencumbered Assets 31.3% 38.4% 33.9% 32.4 % Net Debt / Adjusted EBITDA(1) 6.4x 6.0x 5.9x 5.8x (Net Debt + Preferred) / Adjusted EBITDA(1) 6.9x 6.4x 6.3x 6.1x Credit Facility Availability(2) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes: (1) Includes pro rata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (2) Subject to covenant compliance.

11Table of Contents DISPOSITION SUMMARY Footnotes: (1) Represents the aggregate GAAP and Cash cap rates for dispositions for the quarter ended June 30, 2025. PROPERTY DISPOSITION: Gross Month Gross Disposition of % Disposition Location % Owned Price ($000) Disposition Leased Price PSF 1 Chillicothe, OH 100% $ 39,621 April 100% $81.00 1 TOTAL PROPERTY DISPOSITION $ 39,621 GAAP Cap Rate(1) 4.5% Cash Cap Rate(1) 4.3%

12Table of Contents DEVELOPMENT SUMMARY DEVELOPMENT PLACED IN SERVICE: Placed in Project (% Owned) Service Market Sq. Ft. Available for Lease (6) 1 South Shore Building B (100%) 3Q 2024 Central Florida 80,983 2 South Shore Building A (100%) 2Q 2024 Central Florida 132,212 3 Ocala (80%) 1Q 2024 Central Florida 1,085,280 4 Mt. Comfort (80%) 1Q 2024 Indianapolis, IN 1,049,510 4 Subtotal 2,347,985 First Generation Leased 1 Piedmont (100%) 4Q 2024 Greenville/Spartanburg, SC 625,238 2 Etna Building D (100%) 3Q 2024 Columbus, OH 250,020 3 Smith Farms Building 3 (90%) 2Q 2024 Greenville/Spartanburg, SC 1,091,888 4 Cotton 303 Building 2 (100%) 1Q 2024 Phoenix, AZ 488,400 5 The Cubes at Etna East (100%) 4Q 2023 Columbus, OH 1,074,840 — South Shore Building B (100%) 4Q 2023 Central Florida 57,690 6 Smith Farms Building 2 (90%) 4Q 2023 Greenville/Spartanburg, SC 304,884 7 Cotton 303 Building 1 (100%) 1Q 2023 Phoenix, AZ 392,278 8 Smith Farms Building 1 (90%) 4Q 2022 Greenville/Spartanburg, SC 797,936 9 Fairburn (100%) 4Q 2021 Atlanta, GA 907,675 10 KeHE Distributors (100%) 4Q 2021 Phoenix, AZ 468,182 11 Rickenbacker (100%) 1Q 2021 Columbus, OH 320,190 11 Subtotal 6,779,221 15 Total Development Placed In Service 9,127,206 Footnotes: (1) Excludes leasing costs, incomplete costs and developer incentive fees or partner promotes, if any. (2) Excludes noncontrolling interests’ share. (3) During the quarter ended June 30, 2025, the tenant vacated the building and LXP began redeveloping the property. (4) During the quarter ended March 31, 2025, the tenant vacated the building, which is part of a four building integrated campus, and LXP began redeveloping the property into a standalone warehouse and distribution facility. (5) Represents infrastructure development costs to prepare the land for vertical development. (6) The facility was placed in service vacant one year after the completion of base building construction. ONGOING DEVELOPMENT AND REDEVELOPMENT NOT IN SERVICE: GAAP LXP Estimated Investment Balance Amount Funded Estimated % Leased Project # of Estimated Project Cost as of 6/30/2025 as of 6/30/2025 Completion as of (% Owned) Buildings Market Sq. Ft. ($000) ($000) (1) ($000)(2) Date 6/30/2025 Redevelopment Projects Orlando (100%)(3) 1 Central, FL 350,990 $ 9,400 $ 14,303 $ 254 1Q 2026 —% Richmond (100%)(4) 1 Richmond, VA 252,351 3,700 11,244 201 1Q 2026 —% Total Redevelopment Projects 2 603,341 $ 13,100 $ 25,547 $ 455 Land Infrastructure Improvements Reems & Olive (95.5%)(5) N/A Phoenix, AZ N/A 15,381 8,188 8,446 N/A N/A Total Development and Redevelopment Projects 2 603,341 $ 28,481 $ 33,735 $ 8,901

13Table of Contents DEVELOPMENT SUMMARY (CONTINUED) LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project Approximate 6/30/2025 6/30/2025 (% owned) Market Acres ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) Phoenix, AZ 315 $ 75,352 $ 74,239 2 Mt. Comfort Phase II (80%) Indianapolis, IN 116 5,861 4,738 3 ATL Fairburn (100%) Atlanta, GA 14 1,732 1,768 3 Total Consolidated Land Projects 445 $ 82,945 $ 80,745 GAAP LXP Investment Balance Amount Funded Project Approximate 6/30/2025 6/30/2025 (% owned) Market Acres ($000) ($000)(1) Non - Consolidated 1 Etna Park 70 (90%) Columbus, OH 48 $ 9,871 $ 11,695 2 Etna Park 70 East (90%) Columbus, OH 21 2,381 3,062 2 Total Non-Consolidated Land Projects 69 $ 12,252 $ 14,757 Footnotes: (1) Excludes noncontrolling interests’ share.

14Table of Contents CAPITAL EXPENDITURES AND LEASING COSTS (1) ($000) Six months ended June 30, 2025 2024 First-Generation Costs Tenant Improvements $ 5 $ 234 Base Building 147 881 Total First-Generation Costs $ 152 $ 1,115 Second-Generation Costs Tenant Improvements $ 6,049 $ 459 Leasing Costs 2,356 9,254 Building Improvements 5,159 1,826 Total Second-Generation Costs $ 13,564 $ 11,539 Total Capital Expenditures and Leasing Costs $ 13,716 $ 12,654 Footnotes: (1) Consolidated costs on a cash basis. Amounts exclude development projects, redevelopment projects, capitalized interest and internal costs, if any. Leasing costs include payments for lease incentives, if any.

15Table of Contents SAME-STORE DATA ($000) Three months ended June 30, Six months ended June 30, 2025 2024 2025 2024 Same-Store NOI Total Cash Base Rent $ 63,413 $ 61,235 $ 126,856 $ 121,605 Tenant Reimbursement 14,277 13,315 29,093 26,845 Property Operating Expenses (14,211) (13,945) (29,313) (27,863) Same-Store NOI $ 63,479 $ 60,605 $ 126,636 $ 120,587 Change in Same-Store NOI 4.7% 5.0% Same-Store Statistics 2025 2024 Same-Store # of Properties 104 104 Same-Store % Leased 98.0% 99.1%

16Table of Contents PORTFOLIO INFORMATION GBV % as of ABR % as of Markets (1) 6/30/2025 6/30/2025 Phoenix, AZ 13.7% 11.2% Greenville/Spartanburg, SC 13.4% 13.4% Atlanta, GA 9.6% 9.9% Indianapolis, IN 7.6% 5.3% Central Florida 6.2% 3.6% Memphis, TN 6.2% 7.9% Cincinnati/Dayton, OH 6.1% 5.2% Houston, TX 6.0% 6.3% Dallas/Ft. Worth, TX 5.7% 5.4% Columbus, OH 4.0% 5.0% Savannah, GA 3.3% 2.6% Nashville, TN 2.8% 3.6% Total - Top 12 Target Markets 84.6% 79.4% St. Louis, MO 2.1% 2.1% Jackson, MS 2.0% 2.3% DC/Baltimore, MD 1.9% 2.2% Richmond, VA 1.4% 1.1% Jackson, TN 1.3% 1.5% Charlotte, NC 1.1% 2.0% San Antonio, TX 1.0% 1.1% New York/New Jersey 0.9% 2.0% Total - Top 20 Markets 96.3% 93.7% ABR % as of Industries 6/30/2025 Consumer Products 23.5% Transportation/Logistics 22.0% E-Commerce 13.9% Automotive 12.1% Construction/Materials 10.9% Food 5.8% Apparel 3.9% Specialty 2.0% Retail Department 1.9% Energy Products 1.1% Other 2.9% Total 100.0% Additional Information # of Properties 116 Square Feet 56,426,968 % Square Feet Class A (1) 92.0% % Investment Grade (2) 47.8% % Leased (3) 94.1% % Leased Excluding First Generation Vacancy (3) 98.4% Weighted-Average Age (Years) (4) 9.3 Weighted-Average ABR per SF (5) $5.14 Weighted-Average Lease Term (Years) (6) 5.1 % with Fixed Escalation (7) 99.4% Average Annual Rent Escalation (7) 2.8% Average Building Size (SF) 490,669 Average Clear Height (Feet) (8) 33.5 % Top 25 Markets (9) 72.9% % Top 50 Markets (9) 92.3% Footnotes: (1) Based on CoStar. (2) Percent of ABR. Credit ratings based upon tenant, guarantor, or parent/ultimate parent. (3) Percentage is for Stabilized Portfolio. (4) Weighting based on square footage, excluding land parcels. (5) Excludes land assets and all vacant square footage. (6) Weighting based on ABR. (7) Percent with Fixed Escalations based on ABR. Average Annual Rent Escalation based on next rent step up percentages. Excludes escalating leases after last escalation. (8) Based on internal and external sources. (9) Percent of ABR based upon CoStar.

17Table of Contents TOP 15 TENANTS Tenants (1) Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as % of Consolidated Portfolio (2) ABR as of 6/30/2025 ($000) ABR % as of 6/30/2025 ($000) (3) Amazon 2026-2033 6 3,864,731 7.3% $ 18,973 6.7 % Nissan 2027 2 2,971,000 5.6% 13,438 4.8 % Black and Decker 2029 & 2033 2 2,289,366 4.3% 9,694 3.4 % Wal-Mart 2027-2031 3 2,351,917 4.4% 9,149 3.2 % GXO Logistics 2026-2028 3 1,697,475 3.2% 8,021 2.8 % Watco 2038 1 132,449 0.2% 6,705 2.4 % FedEx 2028 2 292,021 0.6% 6,301 2.2 % Olam 2029 & 2037 2 1,196,614 2.3% 6,215 2.2 % Owens Corning 2026-2035 3 863,242 1.6% 6,169 2.2 % DHL 2027 1 1,091,888 2.1% 6,005 2.1 % Undisclosed (4) 2034 1 1,318,680 2.5% 5,556 2.0 % Drive Automotive 2036 1 625,238 1.2% 5,248 1.9 % Georgia-Pacific 2028 & 2031 2 1,283,102 2.4% 5,241 1.9 % FIGS 2031 1 488,400 0.9% 4,864 1.7 % Asics 2030 1 855,878 1.6% 4,728 1.7% 31 21,322,001 40.2% $ 116,307 41.2 % Footnotes: (1) Tenant, guarantor or parent. (2) Excludes vacant square feet. (3) Based on ABR for consolidated properties owned at June 30, 2025. (4) Lease restricts certain disclosures.

18Table of Contents QUARTERLY LEASING SUMMARY (1) Location Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) New Cash Base Rent Per Annum ($000) NEW LEASE - FIRST GENERATION 1 Greer, SC 05/2027 1,091,888 $ 5,511 $ 6,038 1 TOTAL NEW LEASES - FIRST GENERATION 1,091,888 $ 5,511 $ 6,038 Location Prior Term New Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) Prior Base Rent Per Annum ($000) (1) % Change New Cash Base Rent Per Annum ($000) Prior Cash Base Rent Per Annum ($000) (1) % Change LEASE EXTENSIONS 1 Adairsville, GA 09/2025 11/2030 100,960 $ 755 $ 546 38.3% $ 754 $ 546 38.1% 2 Minneapolis, MN (2) 12/2025 12/2035 18,620 605 605 —% 605 605 —% 2 TOTAL EXTENDED LEASES 119,580 $ 1,360 $ 1,151 18.2% $ 1,359 $ 1,151 18.1% Location Prior Lease Expiration Date Sq. Ft. Annualized Base Rent at Vacancy ($000) (3) Annualized Cash Base Rent at Vacancy ($000) (3) NEW VACANCY 1 Savannah, GA 06/2025 355,527 $ 1,818 $ 1,928 2 Pasadena, TX 06/2025 248,240 1,237 1,290 2 TOTAL NEW VACANCY 603,767 $ 3,055 $ 3,218 Footnotes: (1) Assumes 12 months rent from the lease commencement/extension, excluding free rent periods as applicable. Rent from prior tenant for square feet leased. (2) Outdoor storage facility. (3) Annualized rents as of March 31, 2025.

19Table of Contents LEASE ROLLOVER SCHEDULE ($000) Year Number of Leases Expiring ABR as of 6/30/2025 % of ABR as of 6/30/2025 2025 - remaining 4 $ 3,472 1.2% 2026 22 29,698 10.5% 2027 18 47,881 17.0% 2028 9 19,339 6.9% 2029 23 43,330 15.4% 2030 13 36,850 13.1% 2031 13 29,171 10.4% 2032 4 5,969 2.1% 2033 3 12,807 4.6% 2034 7 20,651 7.3 % Thereafter 12 32,509 11.5 % Total (1) 128 $ 281,677 100.0 % Footnotes: (1) Total shown may differ from detailed amounts due to rounding. 2025 - Remaining 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000

20Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION 2025 7/31/2025 Indianapolis, IN 5352 Performance Way Whitestown IN -- Single 380,000 1,278 1,368 8/31/2025 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 85,232 436 456 Savannah, GA 1315 Dean Forest Rd. Savannah GA -- Single 88,503 525 573 12/31/2025 Phoenix, AZ 4445 N. 169th Ave. Goodyear AZ -- Single 160,140 1,007 1,075 2026 1/31/2026 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- Multi 120,680 598 668 2/28/2026 Central Florida 3102 Queen Palm Dr. Tampa FL -- Single 229,605 1,693 1,875 3/31/2026 Lewisburg, TN 633 Garrett Pkwy. Lewisburg TN -- Single 310,000 1,287 1,446 6/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 752 812 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 70,281 406 416 Cincinnati/Dayton, OH 575-599 Gateway Blvd. Monroe OH -- Single 194,936 1,113 1,105 7/31/2026 Memphis, TN 6495 Polk Ln. Olive Branch MS -- Multi 118,211 638 632 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 97,934 501 522 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 270,252 1,433 1,532 8/31/2026 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 149,415 821 866 9/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 669 740 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 70,494 356 356 St. Louis, MO 3931 Lakeview Corporate Dr. Edwardsville IL -- Single 769,500 2,696 2,817 Phoenix, AZ 9494 W. Buckeye Rd. Tolleson AZ -- Single 186,336 1,109 1,164 Dallas/Ft. Worth, TX 3737 Duncanville Rd. Dallas TX -- Single 510,400 2,365 2,629 10/31/2026 Greenville/Spartanburg, SC 235 Apple Valley Rd. Duncan SC -- Single 177,320 962 1,018 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- Single 639,800 2,796 2,936 Cleveland, OH 10345 Philipp Pkwy. Streetsboro OH -- Single 649,250 2,883 3,027 11/30/2026 Erwin, NY 736 Addison Rd. Erwin NY -- Single 408,000 1,621 1,628 12/31/2026 Houston, TX 4600 Underwood Rd. Deer Park TX -- Single 402,648 1,507 1,860 Indianapolis, IN 180 Bob Glidden Blvd. Whiteland IN -- Single 179,530 787 840 Indianapolis, IN 76 Bob Glidden Blvd. Whiteland IN -- Single 168,480 787 809

21Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION 2027 1/31/2027 Kansas City, MO 27200 West 157th St. New Century KS -- Single 446,500 1,240 1,229 2/28/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 68,420 388 426 Jackson, MS 554 Nissan Pkwy. Canton MS -- Single 1,466,000 6,200 6,617 3/31/2027 Greenville/Spartanburg, SC 417 Apple Valley Rd. Duncan SC -- Single 195,000 1,052 1,111 4/30/2027 Nashville, TN 200 Sam Griffin Rd. Smyrna TN -- Single 1,505,000 6,560 6,821 San Antonio, TX 16407 Applewhite Rd. San Antonio TX -- Single 849,275 2,994 3,199 5/31/2027 Greenville/Spartanburg, SC 160 Smith Farms Pkwy. Greer SC 3 Single 1,091,888 5,511 6,005 7/31/2027 Savannah, GA 335 Morgan Lakes Industrial Blvd. Pooler GA -- Single 499,500 2,312 2,469 8/31/2027 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 119,295 786 785 Atlanta, GA 200 Momeni Ln. Adairsville GA -- Single 447,753 2,802 2,687 Cincinnati/Dayton, OH 600 Gateway Blvd. Monroe OH -- Single 994,013 3,945 3,669 Columbus, OH 200 Arrowhead Dr. Hebron OH -- Single 400,522 1,449 1,554 9/30/2027 Memphis, TN 1550 Hwy 302 Byhalia MS -- Single 615,600 2,439 2,624 10/31/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 36,274 266 275 Jackson, TN 201 James Lawrence Rd. Jackson TN -- Single 1,062,055 3,944 4,093 12/31/2027 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 334,222 2,844 2,935 Chicago, IL 3686 South Central Ave. Rockford IL -- Single 93,000 500 512 Chicago, IL 749 Southrock Dr. Rockford IL -- Single 150,000 900 870 2028 1/31/2028 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 95,832 624 623 Atlanta, GA 490 Westridge Pkwy. McDonough GA -- Single 1,121,120 3,737 4,016 3/31/2028 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 330,176 1,955 1,998 New York/New Jersey 29-01 Borden Ave./29-10 Hunters Point Ave. Long Island City NY -- Single 140,330 5,135 5,512 5/31/2028 Memphis, TN 6495 Polk Ln. Olive Branch MS -- Multi 151,691 759 789 Nashville, TN 6050 Dana Way Antioch TN -- Multi 126,215 476 492 8/31/2028 Houston, TX 4100 Malone Dr. Pasadena TX -- Single 233,190 1,359 1,363 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 63,840 309 331 10/31/2028 Atlanta, GA 1625 Oakley Industrial Blvd. Fairburn GA -- Single 907,675 4,223 4,215 2029 1/31/2029 Central Florida 1075 NE 30th St. Ruskin FL -- Multi 57,690 604 597

22Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION 2029 1/31/2029 Greenville/Spartanburg, SC 70 Tyger River Dr. Duncan SC -- Single 408,000 2,527 2,491 Indianapolis, IN 1285 W. State Road 32 Lebanon IN -- Single 741,880 2,662 2,686 2/28/2029 Greenville/Spartanburg, SC 140 Smith Farms Pkwy. Greer SC 3 Single 304,884 1,757 1,862 3/31/2029 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 53,240 373 435 4/30/2029 Greenville/Spartanburg, SC 230 Apple Valley Rd. Duncan SC -- Single 275,400 1,420 1,432 Houston, TX 10535 Red Bluff Rd. Pasadena TX -- Single 257,835 1,741 1,862 Nashville, TN 6050 Dana Way Antioch TN -- Multi 11,238 165 172 5/31/2029 Atlanta, GA 7225 Goodson Rd. Union City GA -- Single 370,000 2,577 2,579 Atlanta, GA 1001 Old Grassdale Rd Cartersville GA -- Single 273,576 1,866 1,778 6/30/2029 Memphis, TN 11624 S. Distribution Cv. Olive Branch MS -- Single 1,170,218 4,101 4,048 7/31/2029 Greenville/Spartanburg, SC 5795 North Blackstock Rd. Spartanburg SC -- Single 341,660 1,705 1,705 Memphis, TN 8500 Nail Rd. Olive Branch MS -- Single 716,080 2,751 2,829 8/31/2029 Dallas/Ft. Worth, TX 8601 E. Sam Lee Ln. Northlake TX -- Single 1,214,526 4,278 4,299 9/30/2029 Indianapolis, IN 1627 Veterans Memorial Pkwy. E. Lafayette IN -- Single 309,400 1,427 1,439 Memphis, TN 3820 Micro Dr. Millington TN -- Single 701,819 2,706 2,578 Memphis, TN 11555 Silo Dr. Olive Branch MS -- Single 927,742 2,661 4,061 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 68,291 711 656 10/14/2029 Columbus, OH 10300 Schuster Way Etna OH -- Single 250,020 2,392 2,290 10/31/2029 Houston, TX 9701 New Decade Dr. Pasadena TX -- Single 102,863 766 741 Nashville, TN 6050 Dana Way Antioch TN -- Multi 67,200 602 578 11/21/2029 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 194,796 983 968 12/31/2029 Greenville/Spartanburg, SC 402 Apple Valley Rd. Duncan SC -- Single 235,600 1,263 1,244 2030 1/31/2030 Atlanta, GA 7875 White Rd. SW Austell GA -- Single 604,852 4,820 4,446 Dallas/Ft. Worth, TX 3201 N. Houston School Rd. Lancaster TX -- Single 468,300 1,669 1,667 3/31/2030 Memphis, TN 549 Wingo Rd. Byhalia MS -- Single 855,878 4,388 4,728 4/30/2030 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 70,045 448 448 5/31/2030 St. Louis, MO 4015 Lakeview Corporate Dr. Edwardsville IL -- Single 1,017,780 3,460 3,208 6/30/2030 Richmond, VA 2601 Bermuda Hundred Rd. Chester VA 4 Single 782,119 4,066 3,133

23Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION 2030 6/30/2030 Cincinnati/Dayton, OH 700 Gateway Blvd. Monroe OH -- Single 1,299,492 5,515 5,495 Dallas/Ft. Worth, TX 1704 S. I-45 Hutchins TX -- Single 120,960 617 614 8/31/2030 Central Florida 3400 NW 35th Street Rd. Ocala FL -- Single 617,055 3,014 2,972 9/30/2030 Greenville/Spartanburg, SC 7870 Reidville Rd. Greer SC -- Single 396,073 1,840 1,759 Phoenix, AZ 255 143rd Ave. Goodyear AZ -- Single 801,424 4,193 4,177 10/31/2030 Atlanta, GA 493 Westridge Pkwy. McDonough GA -- Single 676,000 3,819 3,657 11/30/2030 Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 100,960 809 546 2031 1/31/2031 Phoenix, AZ 3815 N Cotton Ln. Goodyear AZ -- Single 488,400 5,266 4,864 2/28/2031 Greenville/Spartanburg, SC 1021 Tyger Lake Rd. Spartanburg SC -- Single 213,200 1,043 1,048 3/31/2031 Cleveland, TN 1520 Lauderdale Memorial Hwy. Cleveland TN -- Single 851,370 3,626 3,595 Indianapolis, IN 19 Bob Glidden Blvd. Whiteland IN -- Single 530,400 2,190 2,124 5/31/2031 DC/Baltimore, MD 291 Parkside Dr. Winchester VA -- Single 344,700 1,726 1,750 6/30/2031 Nashville, TN 6050 Dana Way Antioch TN -- Multi 352,275 1,543 1,506 7/31/2031 Atlanta, GA 51 Busch Dr. Cartersville GA -- Single 328,000 1,646 1,594 Phoenix, AZ 16811 W. Commerce Dr. Goodyear AZ -- Single 540,349 3,726 2,519 9/30/2031 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 276,705 1,590 1,559 11/30/2031 Indianapolis, IN 5424 Albert S. White Dr. Whitestown IN -- Single 1,016,244 3,909 3,775 12/18/2031 DC/Baltimore, MD 80 Tyson Dr. Winchester VA -- Single 400,400 2,368 2,381 12/31/2031 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 161,982 1,274 1,225 Cincinnati/Dayton, OH 200 Richard Knock Way Walton KY -- Single 232,500 1,271 1,231 2032 2/29/2032 Cincinnati/Dayton, OH 675 Gateway Blvd. Monroe OH -- Single 143,664 938 936 4/30/2032 Houston, TX 13930 Pike Rd. Missouri City TX -- Single — 2,123 2,261 Cincinnati/Dayton, OH 300 Richard Knock Way Walton KY -- Single 544,320 2,411 2,315 9/30/2032 Nashville, TN 6050 Dana Way Antioch TN -- Multi 117,600 1,004 457 2033 3/31/2033 Phoenix, AZ 3405 S. McQueen Rd. Chandler AZ -- Single 201,784 4,498 4,336 8/31/2033 Phoenix, AZ 3595 N Cotton Ln. Goodyear AZ -- Single 392,278 3,264 3,076 10/31/2033 Columbus, OH 9800 Schuster Way Etna OH -- Single 1,074,840 6,130 5,395 2034 1/31/2034 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 136,533 1,521 1,300

24Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION 2034 2/28/2034 Houston, TX 10575 Red Bluff Rd. Pasadena TX -- Single 248,240 3,382 3,061 Columbus, OH 191 Arrowhead Dr. Hebron OH -- Single 250,410 1,591 1,334 9/30/2034 DC/Baltimore, MD 150 Mercury Way Winchester VA -- Single 324,535 2,363 2,061 10/31/2034 Champaign-Urbana, IL 1001 Innovation Rd. Rantoul IL -- Single 813,126 4,196 4,236 Dallas/Ft. Worth, TX 17505 Interstate Hwy. 35W Northlake TX -- Single 500,556 3,590 3,103 12/31/2034 Greenville/Spartanburg, SC 21 Inland Pkwy. Greer SC -- Single 1,318,680 5,544 5,556 2035 4/30/2035 Greenville/Spartanburg, SC 170 Smith Farms Pkwy. Greer SC 3 Single 797,936 4,322 3,936 6/30/2035 Columbus, OH 2155 Rohr Rd. Lockbourne OH -- Single 320,190 2,423 2,081 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 298,653 1,361 1,220 7/31/2035 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 180,308 1,278 1,138 12/31/2035 Minneapolis/St Paul, MN 1700 47th Ave. North Minneapolis MN -- Single 18,620 605 605 2036 5/31/2036 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 117,440 787 741 Charlotte, NC 671 Washburn Switch Rd. Shelby NC -- Single 673,425 2,786 2,823 11/30/2036 Phoenix, AZ 17510 W. Thomas Rd. Goodyear AZ -- Single 468,182 4,304 4,056 12/31/2036 Greenville/Spartanburg, SC 923 Matrix Pkwy. Piedmont SC -- Single 625,238 6,203 5,248 2037 3/31/2037 Dallas/Ft. Worth, TX 4005 E. I-30 Grand Prairie TX -- Single 215,000 1,872 1,802 5/31/2037 Phoenix, AZ 8989 W Buckeye Rd. Phoenix AZ -- Single 268,872 2,368 2,154 2038 3/31/2038 Houston, TX 13600/13901 Industrial Road Houston TX -- Single 132,449 6,773 6,705 LEASED SUBTOTAL 53,092,993 285,246 281,677

25Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) WAREHOUSE/DISTRIBUTION AVAILABLE FOR LEASE N/A N/A Central Florida 3343 NW 44th Avenue Ocala FL 5 Single 1,085,280 — — Central Florida 3420 Clover Ridge Ave Ruskin FL 6 Single 132,212 — — Central Florida 1075 NE 30th St. Ruskin FL -- Multi 80,983 — — Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 124,251 — — Savannah, GA 1319 Dean Forest Rd. Savannah GA 6 Single 355,527 — — Indianapolis, IN 2463 N Buck Creek Rd. Greenfield IN 5, 6 Single 1,049,510 — — Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- Multi 75,320 — — Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 58,202 — — Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX 6 Single 124,450 — — Houston, TX 10565 Red Bluff Rd. Pasadena TX 6 Single 248,240 — — AVAILABLE FOR LEASE SUBTOTAL 3,333,975 — — TOTAL / WEIGHTED AVERAGE 94.1% Leased 56,426,968 $ 285,246 $ 281,677 Footnotes: (1) Based on CoStar inventory data. (2) Square footage leased or available. (3) LXP has a 90% interest in this property. (4) Property includes three facilities (252,351 square feet each) and one other property (25,066 square feet). (5) LXP has an 80% interest in this property. (6) The fully vacant properties incurred approximately $1.6 million in net operating expenses, for the six months ended 6/30/2025.

26Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) LXP % Ownership Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) 6/30/2025 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN MFG COLD JV PROPERTIES 2025 7/14/2025 Charlotte, NC 590 Ecology Ln. Chester SC 3 Single 420,597 20% 2,190 2,617 345,531 01/2026 2026 11/30/2026 Lumberton, NC 2880 Kenny Biggs Rd. Lumberton NC 3 Single 423,280 20% 1,714 1,755 — — 2027 8/31/2027 Greenville/Spartanburg, SC 50 Tyger River Dr. Duncan SC 3 Single 221,833 20% 1,062 1,205 — — 12/31/2027 Cincinnati/Dayton, OH 10590 Hamilton Ave. Cincinnati OH 3 Single 264,598 20% 861 845 — — 2028 9/30/2028 West Michigan 904 Industrial Rd. Marshall MI 3 Single 246,508 20% 835 833 — — 12/31/2028 Nashville, TN 120 Southeast Pkwy. Dr. Franklin TN 3 Single 289,330 20% 833 735 — — 2029 4/30/2029 Portland/South Portland, ME 113 Wells St. North Berwick ME 3 Single 993,685 20% 1,672 1,200 — — 11/24/2029 Anniston-Oxford, AL 318 Pappy Dunn Blvd. Anniston AL 3 Single 276,782 20% 1,842 1,815 — — 2030 6/30/2030 Nashville, TN 301 Bill Bryan Blvd. Hopkinsville KY 3 Single 424,904 20% 1,755 1,687 — — Elizabethtown-Fort Knox, KY 730 North Black Branch Rd. Elizabethtown KY 3 Single 167,770 20% 709 537 — — Elizabethtown-Fort Knox, KY 750 North Black Branch Rd. Elizabethtown KY 3 Single 539,592 20% 2,731 2,838 — — Owensboro, KY 4010 Airpark Dr. Owensboro KY 3 Single 211,598 20% 990 1,208 — — 10/31/2030 Detroit, MI 43955 Plymouth Oaks Blvd. Plymouth MI 3 Single 311,612 20% 1,872 1,823 — — 2031 6/30/2031 Cincinnati/Dayton, OH 10000 Business Blvd. Dry Ridge KY 3 Single 336,350 20% 1,607 1,518 — — 10/31/2031 Chicago, IL 1020 W. Airport Rd. Romeoville IL 3 Single 188,166 20% 4,098 3,984 — — 2032 10/31/2032 Detroit, MI 26700 Bunert Rd. Warren MI 4 Single 260,243 20% 4,194 3,872 39,850 11/2032 12/31/2032 Bingen, WA 901 East Bingen Point Way Bingen WA 3 Single 124,539 20% 1,790 1,666 — — 2033 9/30/2033 Crossville, TN 900 Industrial Blvd. Crossville TN 3 Single 222,200 20% 704 650 — — 2035 3/31/2035 Houston, TX 13863 Industrial Rd. Houston TX 3 Single 187,800 20% 2,604 2,443 — — Houston, TX 7007 F.M. 362 Rd. Brookshire TX 3 Single 262,095 20% 2,041 1,917 — — 2042 5/31/2042 Columbus, GA 4801 North Park Dr. Opelika AL 3 Single 165,493 20% 3,465 2,935 — — NNN MFG COLD JV TOTAL / WEIGHTED AVERAGE 100% Leased 6,538,975 $ 39,569 $ 38,083 $ 385,381

27Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available (2) LXP % Ownership Annualized Base Rent as of 6/30/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2025 ($000) 6/30/2025 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN OFFICE JV PROPERTIES 2026 3/31/2026 Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 72,965 20% 1,014 999 — — 2027 6/30/2027 Kansas City, MO 3902 Gene Field Rd. St. Joseph MO -- Single 98,849 20% 2,116 2,201 — — 7/6/2027 Columbus, OH 2221 Schrock Rd. Columbus OH -- Single 42,290 20% 684 711 — — 2029 7/31/2029 Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 11,246 20% 129 133 — — 2032 4/30/2032 Charlotte, NC 1210 AvidXchange Ln. Charlotte NC 5 Single 201,450 20% 6,025 6,048 46,900 12/2025 01/2033 2033 5/31/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 60,736 20% 1,302 1,276 — — Vacancy N/A Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 13,536 20% — — — — Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 200,569 20% — — — — NNN OFFICE JV TOTAL / WEIGHTED AVERAGE 69.5% Leased 701,641 $ 11,270 $ 11,368 $ 46,900 NON-CONSOLIDATED TOTAL / WEIGHTED AVERAGE 97% Leased 7,240,616 $ 50,839 $ 49,451 $ 432,281 Footnotes: (1) Based on CoStar inventory data. (2) Square footage leased or available. (3) All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 4.52% through 01/2026. (4) Interest rate is fixed at 6.30%. (5) Interest rate is fixed and ranges from 5.3% to 12%.

28Table of Contents MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) GAAP Balance ($000) (1) Interest Rate (%) Maturity (2) MORTGAGE (3) Long Island City, NY $ 13,737 $ 13,242 3.500% 03/2028 Goodyear, AZ 39,018 39,018 4.290% 08/2031 Mortgage Subtotal/Wtd. Avg./Years Remaining $ 52,755 $ 52,260 4.084% 5.2 CORPORATE (4) Revolving Credit Facility (5) $ — $ — —% 07/2026 Term Loan (6) 250,000 248,615 4.310% 01/2027 Senior Notes 300,000 296,872 6.750% 11/2028 Senior Notes 400,000 396,437 2.700% 09/2030 Senior Notes 400,000 397,102 2.375% 10/2031 Trust Preferred Notes (7) 100,995 100,074 5.394% 04/2037 Subtotal/Wtd. Avg./Years Remaining $ 1,450,995 $ 1,439,100 3.913% 4.9 Total/Wtd. Avg./Years Remaining $ 1,503,750 $ 1,491,360 3.919% 5.0 (1) GAAP Balance net of aggregate deferred loan costs of $9.0 million and discounts of $3.4 million. (2) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (3) Secured. (4) Unsecured. (5) Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600.0 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions. (6) Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. LXP entered into interest rate swaps to effectively fix the interest rate for the Term SOFR portion of the interest rate to an average interest rate of 4.31% per annum until January 31, 2027. (7) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 1.70%. LXP entered into interest rate swaps to effectively fix the interest rate related to an aggregate of $82.5 million of the Trust Preferred Securities at an average interest rate of 5.20% from October 30, 2024 to October 30, 2027. During the quarter ended June 30, 2025, LXP repurchased $28.1 million of the Trust Preferred Securities for a cash payment of $26.9 million (including accrued interest of $0.2 million).

29Table of Contents DEBT MATURITY SCHEDULE ($000) Consolidated Mortgage Debt Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2025 - remaining $ 2,810 $ — $ — 2026 5,773 — — 2027 5,984 — 250,000 2028 2,223 — 300,000 2029 960 — — 2030 1,002 — 400,000 2031 604 33,399 400,000 $ 19,356 $ 33,399 $ 1,350,000

30Table of Contents DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 6/30/2025 Bank Loans: Maximum Leverage < 60% 34.9% Fixed Charge Coverage > 1.5x 3.2x Recourse Secured Indebtedness Ratio < 10% cap value —% Secured Indebtedness Ratio < 40% 3.1% Unsecured Debt Service Coverage > 2.0x 4.3x Unencumbered Leverage < 60% 32.7% Bonds: Debt to Total Assets < 60% 31.6% Secured Debt to Total Assets < 40% 1.1% Debt Service Coverage > 1.5x 3.8x Unencumbered Assets to Unsecured Debt > 150% 318.0% Footnotes: (1) The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of June 30, 2025 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance.

31Table of Contents COMPONENTS OF NET ASSET VALUE Footnotes: (1) Three months ended June 30, 2025 NOI for the existing property portfolio at June 30, 2025, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects, properties reclassified to redevelopment and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category, a NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used. (2) At cost incurred. (3) Includes $24.3 million net book value of properties under redevelopment. ($000) The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation. Three months ended Consolidated properties quarterly net operating income (NOI) (1) 6/30/2025 NOI as reported $ 68,375 Adjustments to NOI: Disposed of properties (82) Leases not commenced or with free rent period 2,552 Properties less than 70% leased (1,131) Development properties less than 70% leased 636 NOI for NAV $ 70,350 LXP’s share of non-consolidated quarterly NOI (1) NNN OFFICE JV Office $ 497 NNN MFG Cold JV Industrial $ 1,872 Other quarterly income Fee income $ 975 In service assets not fairly valued by capitalized NOI method (1) Consolidated development properties less than 70% leased (at our share) $ 164,687 Other consolidated assets less than 70% leased $ 72,162 Shares Outstanding Common shares 291,557,074 Unvested time-base stock awards 1,118,838 Unvested performance based awards 3,080,471 Common shares at 6/30/2025 295,756,383 Other assets: Construction in progress $ 6,292 Developable land - consolidated (2) 80,745 Developable land - non-consolidated (2) 14,757 Development investment - consolidated (2) (3) 33,735 Investment in non-consolidated land 2,311 Cash and cash equivalents 70,976 Restricted cash 247 Accounts receivable 3,149 Other assets 21,833 Total other assets $ 234,045 Liabilities: Corporate level debt (face amount) $ 1,450,995 Mortgages and notes payable (face amount) 52,755 Dividends payable 41,544 Accounts payable, accrued expenses and other liabilities 78,449 Preferred stock, at liquidation value 96,770 LXP's share of non-consolidated mortgages (face amount) 86,456 Total deductions $ 1,806,969

32Table of Contents OTHER FINANCIAL DATA ($000) Balance Sheet The components of other assets are: Deposits $ 2,886 Equipment 308 Prepaids 5,716 Interest receivable 189 Other receivables 2,416 Deferred lease incentives 8,516 Derivative asset 1,617 Deferred asset 185 Total of other assets $ 21,833 The components of other liabilities are: Accounts payable and accrued expenses $ 33,655 Development, CIP and other accruals 14,023 Taxes 252 Deferred lease costs 733 Deposits 4,907 Transaction costs 111 Accounts payable and other liabilities $ 53,681 Accrued interest payable $ 10,337 Prepaid rent 14,431 Total of accounts payable, accrued expenses, and other liabilities $ 78,449

33Table of Contents NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest expense, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of real estate or changes in control, non-cash and purchase option impact of sales-type leases, impairment charges, gain (loss) on debt satisfaction, net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed in the month prior to the end of the quarter or have not commenced, the next full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed in the month prior to the end of the quarter or have not commenced, the next Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non- cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

34Table of Contents NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second-generation tenant improvements, and (10) cash paid for second-generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First-Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First-Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders - basic and also presents FFO available to all equityholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders - diluted which adjusts FFO available to all equityholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio and not comparable from period to period. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

35Table of Contents NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income and purchase option income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the period commencing January 1, 2024 and through the end of the current reporting period. As Same-Store NOI excludes the change in NOI from acquired, expanded, disposed of properties and properties with significant casualty loss, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second-Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second-generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties, LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or one year from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences.

36Table of Contents SELECT CREDIT METRICS DEFINITIONS ($000) Adjusted Company FFO Payout: Six months ended June 30, 2025 Common share dividends per share $ 0.27 Adjusted Company FFO per diluted share $ 0.32 Adjusted Company FFO payout ratio 84.4 % Unencumbered Assets: Real estate, at cost $ 4,556,328 less encumbered real estate, at cost (110,986) Unencumbered assets $ 4,445,342 Unencumbered NOI: NOI $ 137,511 Disposed of properties NOI (763) Adjusted NOI 136,748 less encumbered adjusted NOI (4,791) Unencumbered adjusted NOI $ 131,957 Unencumbered NOI % 96.5 % Net Debt / Adjusted EBITDA: Adjusted EBITDA $ 260,586 Consolidated debt $ 1,491,360 less consolidated cash and cash equivalents (70,976) Non-consolidated debt, net 84,495 Net debt $ 1,504,879 Net debt / Adjusted EBITDA 5.8x (Net Debt + Preferred) / Adjusted EBITDA: Adjusted EBITDA $ 260,586 Net debt $ 1,504,880 Preferred shares liquidation preference 96,770 Net debt + preferred $ 1,601,650 (Net Debt + Preferred) / Adjusted EBITDA 6.1x (Debt + Preferred) / Gross Assets: Six months ended June 30, 2025 Consolidated debt $ 1,491,360 Preferred shares liquidation preference 96,770 Debt and preferred $ 1,588,130 Total assets $ 3,717,130 Plus depreciation and amortization: Real estate 1,111,839 Deferred lease costs 17,571 Gross assets $ 4,846,540 (Debt + Preferred) / Gross Assets 32.8 % Debt / Gross Assets: Consolidated debt $ 1,491,360 Gross assets $ 4,846,298 Debt / Gross assets 30.8 % Secured Debt / Gross Assets: Total Secure Debt $ 52,260 Gross assets $ 4,846,540 Secured Debt / Gross Assets 1.1 % Unsecured Debt / Unencumbered Assets: Consolidated debt $ 1,491,360 less mortgages and notes payable (52,260) Unsecured Debt $ 1,439,100 Unencumbered assets $ 4,445,342 Unsecured Debt / Unencumbered Assets 32.4%

37Table of Contents INVESTOR INFORMATION Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Executive Vice President, Investor Relations Telephone (direct) (212) 692-7200 E-mail hgentry@lxp.com Research Coverage BNP Paribas Evercore Partners Nate Crossett (646) 342-1588 Steve Sakwa (212) 446-9462 Monir Koummal (646) 342-1554 Jim Kammert (312) 705-4233 Green Street Advisors Jefferies & Company, Inc. Vince Tibone (949) 640-8780 Jon Petersen (212) 284-1705 Citizens J.P. Morgan Chase Mitch Germain (212) 906-3537 Anthony Paolone (212) 622-6682 KeyBanc Capital Markets Inc. Todd Thomas (917) 368-2286

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